EXHIBIT 32.1

       CERTIFICATION OF CHIEF EXECTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Eco Building International (the "Company") on Form 10-Q for the period ending February 28, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher Kidney, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 6th day of April, 2010.


/s/ Christopher Kidney
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Christopher Kidney
Chief Executive Officer and Chief Financial Officer